    As filed with the Securities and Exchange Commission on October 24, 2003.

                                                        Registration No. 333-


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          ----------------------------

                              CHECKFREE CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                                     58-2360335
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
              (Address of Registrant's principal executive offices)

                          ----------------------------

                              CHECKFREE CORPORATION
                            2002 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                          ----------------------------

                                 David E. Mangum
              Executive Vice President and Chief Financial Officer
                              CheckFree Corporation
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
            (Name, address and telephone number of agent for service)

                          ----------------------------

                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------
                                         Proposed Maximum     Proposed Maximum
Title of Securities     Amount to be     Offering Price       Aggregate Offering     Amount of
to be Registered        Registered       Per Share(1)*        Price(1)*              Registration Fee(1)
--------------------------------------------------------------------------------------------------------
Common Stock,
$.01 par value          2,605,091        $24.01               $62,548,234.91              --
--------------------------------------------------------------------------------------------------------

(1) Pursuant to Instruction E of Form S-8 and the telephonic interpretation of the Securities and Exchange Commission set forth at pages 123-124 of the Division of Corporation Finance's Manual of Publicly Available Telephone Interpretations, dated July 1997 (see G. Securities Act Forms, No. 89 ("Interpretation 89")), 1,592,873 shares out of the 2,605,091 shares registered hereby are being carried forward from a registration statement filed on November 20, 2000 (File No. 333-50322) (the "2000 Form S-8"), and 1,012,218 shares out of the 2,605,091 shares registered hereby are being carried forward from a registration statement filed on January 14, 1999 (File No. 333-70599) (the "1999 Form S-8"), both in connection with the CheckFree Corporation Third Amended and Restated 1995 Stock Option Plan, a predecessor plan to the CheckFree Corporation 2002 Stock Incentive Plan described herein. A total registration fee of $56,729 has been paid with respect to the 2000 Form S-8 and a total registration fee of $18,087 has been paid with respect to the 1999 Form S-8. Pursuant to Instruction E to Form S-8 and Interpretation 89, no additional registration fee is due with respect to the shares registered hereby.

*Estimated solely for the purpose of calculating the proposed maximum aggregate offering price pursuant to Rule 457(h), based upon the average of the high and low prices of CheckFree common stock as reported on the Nasdaq National Market System on October 20, 2003.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of CheckFree Corporation common stock, $.01 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The documents containing the information concerning the CheckFree Corporation 2002 Stock Incentive Plan, specified in Part I will be sent or given to participants as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

     We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statement, except for Item 8. Exhibits, previously filed with the Securities and Exchange Commission by the Registrant on November 18, 2002 (Registration No. 333-101280).

ITEM 8. EXHIBITS

Exhibit                                  Exhibit
Number                                 Description
-------                                -----------

  4(a) CheckFree Corporation 2002 Stock Incentive Plan. (Reference is made to Appendix B to the Company's Definitive Proxy Statement for the 2002 Annual Meeting of Stockholders held on November 6, 2002, filed with the Securities and Exchange Commission on October 3, 2002, and incorporated herein by reference).

  4(b) Amended and Restated Certificate of Incorporation of CheckFree Corporation. (Reference is made to Exhibit 4(e) to the Registration Statement on Form S-8 (Registration No. 333-50322), filed with the Securities and Exchange Commission on November 20, 2000, and incorporated herein by reference).

  4(c) By-Laws of the Company. (Reference is made to Exhibit 3(b) to the Current Report on Form 8-K, dated December 22, 1997, filed with the Securities and Exchange Commission on December 30, 1997, and incorporated herein by reference).

  5        *     Opinion of Porter, Wright, Morris & Arthur LLP regarding
                 legality.

 23(a)           Consent of Porter, Wright, Morris & Arthur LLP (included in
                 Exhibit 5 filed herein).

 23(b)     *     Consent of Deloitte & Touche LLP.

 24(a) Power of Attorney. (Reference is made to Exhibit 24 to the Registration Statement on Form S-8 (Registration No. 333-101280), filed with the Securities and Exchange Commission on November 18, 2002, and incorporated herein by reference).

 24(b)     *     Power of Attorney for John J. Browne, Jr.

--------------

*Filed with this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on October 23, 2003.


                                   CHECKFREE CORPORATION

                                   By: /s/ David E. Mangum
                                       -----------------------------------------
                                       David E. Mangum, Executive Vice President
                                       and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

          NAME                           TITLE                        DATE

         *                     Chairman of the Board            October 23, 2003
---------------------------    of Directors and Chief
  Peter J. Kight               Executive Officer
                               (Principal Executive Officer)

  /s/ David E. Mangum          Executive Vice President         October 23, 2003
---------------------------    and Chief Financial Officer
  David E. Mangum              (Principal Financial Officer)

         *                     Vice President, Controller       October 23, 2003
---------------------------    and Chief Accounting Officer
  John J. Browne, Jr.          (Principal Accounting Officer)

         *                     Director                         October 23, 2003
---------------------------
  William P. Boardman

         *                     Director                         October 23, 2003
---------------------------
  James D. Dixon

         *                     Director                         October 23, 2003
---------------------------
  Henry C. Duques

         *                     Director                         October 23, 2003
---------------------------
  Mark A. Johnson

         *                     Director                         October 23, 2003
---------------------------
  Lewis C. Levin

         *                     Director                         October 23, 2003
---------------------------
  Eugene F. Quinn

         *                     Director                         October 23, 2003
---------------------------
  Jeffrey M. Wilkins


*By /s/ David E. Mangum
    -----------------------------------------
    David E. Mangum, Executive Vice President
    and Chief Financial Officer

                          Registration No. 333-_______


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                           --------------------------


                              CHECKFREE CORPORATION


                           --------------------------

                                    EXHIBITS

                           --------------------------

                                  EXHIBIT INDEX


Exhibit                                  Exhibit
Number                                 Description
-------                                -----------

  4(a) CheckFree Corporation 2002 Stock Incentive Plan. (Reference is made to Appendix B to the Company's Definitive Proxy Statement for the 2002 Annual Meeting of Stockholders held on November 6, 2002, filed with the Securities and Exchange Commission on October 3, 2002, and incorporated herein by reference).

  4(b) Amended and Restated Certificate of Incorporation of CheckFree Corporation. (Reference is made to Exhibit 4(e) to the Registration Statement on Form S-8 (Registration No. 333-50322), filed with the Securities and Exchange Commission on November 20, 2000, and incorporated herein by reference).

  4(c) By-Laws of the Company. (Reference is made to Exhibit 3(b) to the Current Report on Form 8-K, dated December 22, 1997, filed with the Securities and Exchange Commission on December 30, 1997, and incorporated herein by reference).

  5        *     Opinion of Porter, Wright, Morris & Arthur LLP regarding
                 legality.

 23(a)           Consent of Porter, Wright, Morris & Arthur LLP (included in
                 Exhibit 5 filed herein).

 23(b)     *     Consent of Deloitte & Touche LLP.

 24(a) Power of Attorney. (Reference is made to Exhibit 24 to the Registration Statement on Form S-8 (Registration No. 333-101280), filed with the Securities and Exchange Commission on November 18, 2002, and incorporated herein by reference).

 24(b)     *     Power of Attorney for John J. Browne, Jr.

--------------

*Filed with this Registration Statement.